As filed with the Securities and Exchange Commission on July 3, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management Inc.

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chief Executive Officer

c/o Neuberger Berman Management Inc.

Neuberger Berman Real Estate Securities Income Fund Inc.

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

Arthur C. Delibert, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

 (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

Neuberger Berman

Real Estate Securities

Income Fund Inc.

(Ticker Symbol: NRO)

Semi-Annual Report

April 30, 2008

Contents

THE FUND

Chairman's Letter	1

PORTFOLIO COMMENTARY

Neuberger Berman Real Estate Securities Income Fund	2

SCHEDULE OF INVESTMENTS/ TOP TEN EQUITY HOLDINGS	6

FINANCIAL STATEMENTS	10

FINANCIAL HIGHLIGHTS/PER SHARE DATA	21

Distribution Reinvestment Plan	23

Directory	25

Proxy Voting Policies and Procedures	26

Quarterly Portfolio Schedule	26

Report of Votes of Shareholders	26

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Management Inc." and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. © 2008 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the six months ended April 30, 2008. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts and other real estate companies.

Portfolio Manager Steven Brown's investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

After the close of business on Friday, March 7, 2008, the Fund (NRO) completed a merger with the Neuberger Berman Realty Income Fund Inc. (NRI). We believe that this merger was in the best interests of both NRO and NRI shareholders, as a larger fund may provide shareholders benefits, such as enhanced liquidity and reduced expenses which will be reflected in a lower overall expense ratio.

Since February 2008, the market for auction rate preferred securities has experienced significant disruption that has resulted in failed auctions for many of these securities, including the auction market preferred shares issued by the Fund. While at this time we cannot predict whether, how or when complete or partial liquidity will return, we continue to work toward finding a solution while keeping in mind the interests of both the common and preferred shareholders of the Fund.

Thank you for entrusting your hard-earned assets to Neuberger Berman. We will continue to look for ways to add value in both portfolio management and fund administration.

Sincerely,

Peter Sundman
Chairman of the Board
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Portfolio Commentary

The real estate securities market experienced extreme volatility over the six months ended April 30, 2008. During this time, Neuberger Berman Real Estate Securities Income Fund Inc. posted a decline on a net asset value (NAV) basis, finishing behind its benchmark, the FTSE NAREIT Equity REITs Index.

Over the first two and a half months of the reporting period, REIT share prices trended sharply lower as the severely constrained credit markets increased REITs' cost of capital and investors became increasingly concerned that a weakening economy would undermine commercial real estate fundamentals. The FTSE NAREIT Equity REITs Index bottomed on January 18, 2008, but big price swings continued through March as disturbing financial industry headlines, culminating in the near collapse of Bear Stearns, triggered bouts of panic selling in the stock and bond markets. However, the combination of lower interest rates, increased liquidity in the credit markets, and indications that the economic downturn might not be as severe or prolonged as feared, helped REITs finish strong. Although REITs regained considerable lost ground in April, it was not enough to compensate for declines suffered earlier in the reporting period.

The Fund's investments in the top performing Health Care sector had the most favorable impact on absolute returns for the six month reporting period. The portfolio was more than double weighted relative to the benchmark in Health Care and, collectively, its holdings outperformed the benchmark sector component; Shopping Center sector holdings posted a gain compared to a loss for the corresponding NAREIT Index's sector; and Self Storage sector holdings lagged, but provided a modestly positive return. Although the Fund had a negative return in the poor performing Lodging/Resorts sector, the decline was less than half that of benchmark sector component.

Disappointing performance in the Office and Regional Mall sectors was a drag on Fund returns. The portfolio was underweighted in the poorly performing Regional Malls sector, but our holdings lagged by a substantial margin. Diversified sector holdings (primarily REITs with substantial office property assets) penalized returns. The Fund also posted negative results in Commercial Financing and Home Financing, two sectors not represented in the benchmark index. Commercial Financing REITs were hit particularly hard early in the reporting period as the credit crunch significantly increased borrowing costs and squeezed profit margins. However, lower interest rates helped the sector recover, and our holdings rebounded nicely. Although we were especially careful in analyzing the credit quality of Home Financing REIT portfolios, this failed to compensate for the sharp sell-off in this sector associated with problems in the residential mortgage market.

We continue to like the less economically sensitive Health Care sector, which will be among the primary beneficiaries of today's lower interest rates. Although Apartment sector REITs are no longer dirt cheap, we feel that supply/demand fundamentals should continue to be bolstered by the housing slump. We believe that the sell-off in the Office sector has been too extreme, because we think the economy and labor market will prove stronger than many anticipate. In our view, Industrial REITs should bounce back as manufacturing and export activity remains strong. We are treading cautiously in the "retail" REIT sectors Regional Malls and Shopping Centers. Although now priced more attractively, these sectors, we think, are still vulnerable to further weakening in consumer spending.

In general, based on historical averages, REITs offer reasonably good value, especially in today's low interest rate environment. Based on price/funds-from-operations basis (real estate securities' equivalent to price/earnings), REITs are in the middle of their historical range. Today, REITs are trading at a 6.3% average discount to NAV versus the historical average of a 3.7%

INDUSTRY DIVERSIFICATION

(% of Total Net Assets Applicable to Common Shareholders)
Apartments	16.8%
Commercial Products & Services	14.5
Community Centers	10.9
Diversified	15.1
Financial Services	0.4
Health Care	35.4
Hotels, Restaurants & Leisure	0.3
Industrial	15.9
Lodging	8.2
Manufactured Homes	1.6
Office	17.0
Office-Industrial	1.5
Regional Malls	9.3
Residential Mortgage	3.1
Self Storage	5.4
Short-Term Investments	28.9
Liabilities, less cash, receivables and other assets, and Liquidation Value of Auction Market Preferred Shares	(84.3)

premium. REITs are also yielding 4.7%, in line with the historical average, but importantly providing a significant yield advantage over 10-Year U.S. Treasury securities.

Looking ahead, we expect the economy to bottom by mid-2008, and then, bolstered by low interest rates, tax rebate checks, and still strong manufacturing and export activity, to begin regaining momentum in the third quarter. We think the equities markets will respond favorably to a recovering economy and that REITs will participate in the market advance.

Sincerely,

Steven R. Brown
Portfolio Manager

PERFORMANCE HIGHLIGHTS

Neuberger Berman

NAV[1,3,4]	Inception Date	Total Return Six Month Period Ended 4/30/2008	Total Return 1 Year Ended 4/30/2008	Average Annual Total Return Since Inception
Real Estate Securities Income Fund	10/28/2003	(12.06%)	(26.69%)	8.71%
Market Price[2,3,4]	Inception Date	Total Return Six Month Period Ended 4/30/2008	Total Return 1 Year Ended 4/30/2008	Average Annual Total Return Since Inception
Real Estate Securities Income Fund	10/28/2003	(7.94%)	(24.65%)	6.71%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not guarantee of future results.

Endnotes

1  Returns based on net asset value (NAV) of the Fund.

2  Returns based on market price of Fund shares on the American Stock Exchange.

3  Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

4  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the indices.

Schedule of Investments Real Estate Securities Income Fund Inc.

(Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Ventas, Inc.	9.2
2	Nationwide Health Properties	7.6
3	OMEGA Healthcare Investors	7.2
4	DCT Industrial Trust	6.3
5	EastGroup Properties	6.0
	Holding	%
6	Health Care REIT	5.7
7	iStar Financial	5.6
8	NorthStar Realty Finance	5.2
9	Tanger Factory Outlet Centers	5.0
10	Camden Property Trust	4.7

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (123.6%)
Apartments (13.3%)
838,528	Apartment Investment & Management	$31,009	È
749,726	Camden Property Trust	39,668
606,900	Colonial Properties Trust	14,705	È
25,800	Education Realty Trust	344
342,618	Home Properties	18,012	È
172,400	Mid-America Apartment Communities	9,051
		112,789
Commercial Products & Services (12.6%)
1,099,600	Capital Trust	29,414	ØØÈ
1,848,900	Crystal River Capital	15,253	È
1,501,500	Gramercy Capital	28,529	È
3,244,900	NorthStar Realty Finance	33,650	È
		106,846
Community Centers (9.5%)
331,100	Ramco-Gershenson Properties Trust	7,440	È
499,814	Regency Centers	35,772	È
926,800	Tanger Factory Outlet Centers	37,387	ØØÈ
		80,599
Diversified (11.3%)
1,607,200	iStar Financial	30,939	ØØÈ
1,382,300	Lexington Realty Trust	19,905	È
1,005,240	Macquarie Infrastructure	29,755
167,100	Vornado Realty Trust	15,555	È
		96,154
Health Care (30.3%)
1,042,800	HCP, Inc.	37,228	ØØ
647,700	Health Care REIT	31,381	È
1,787,600	Nationwide Health Properties	64,389	È
2,620,400	OMEGA Healthcare Investors	45,857
1,598,952	Ventas, Inc.	77,645	È
		256,500

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Industrial (15.9%)
5,315,543	DCT Industrial Trust	$53,156	È
1,058,529	EastGroup Properties	50,502
1,018,200	First Industrial Realty Trust	30,760	È
		134,418
Lodging (2.4%)
433,000	Hospitality Properties Trust	13,912	È
213,500	LaSalle Hotel Properties	6,847	È
		20,759
Office (12.2%)
350,800	BioMed Realty Trust	9,121
645,157	Brandywine Realty Trust	11,258	È
77,879	Corporate Office Properties Trust	2,905	È
759,334	Highwoods Properties	26,607	È
3,030,500	HRPT Properties Trust	21,001	È
299,600	Kilroy Realty	15,675
1,033,689	Maguire Properties	16,643
		103,210
Office—Industrial (0.7%)
170,049	Liberty Property Trust	5,957	È
Regional Malls (6.9%)
192,200	CBL & Associates Properties	4,707
1,193,200	Glimcher Realty Trust	14,318	È
140,800	Macerich Co.	10,297	È
436,500	Pennsylvania REIT	10,991	È
181,876	Simon Property Group	18,162	È
		58,475
Residential Mortgage (3.1%)
1,149,000	Annaly Capital Management	19,257
484,000	Chimera Investment	6,713	È
		25,970

See Notes to Schedule of Investments

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Self Storage (5.4%)
799,665	Extra Space Storage	$13,459
119,700	Public Storage, Depositary Shares	3,052
659,400	Sovran Self Storage	29,475	È
		45,986
	Total Common Stocks (Cost $914,347)	1,047,663
Preferred Stocks (31.8%)
Apartments (3.5%)
138,000	Apartment Investment & Management, Ser. T	3,264	ØØ
190,000	Apartment Investment & Management, Ser. U	4,471
200,000	Associated Estates Realty, Ser. B	4,870	È
377,800	Mid-America Apartment Communities, Ser. H	9,441
151,300	Post Properties, Ser. A	7,580
		29,626
Commercial Products & Services (1.9%)
156,000	Anthracite Capital, Ser. C	2,925	È
200,000	Anthracite Capital, Ser. D	3,134	È
620,000	NorthStar Realty Finance, Ser. B	10,199	È
		16,258
Community Centers (1.4%)
60,000	Cedar Shopping Centers, Ser. A	1,443
66,000	Developers Diversified Realty, Ser. I	1,496
155,500	Saul Centers, Ser. A	3,771
225,000	Tanger Factory Outlet Centers, Ser. C	5,321	È
		12,031
Diversified (3.8%)
160,000	Cousins Properties, Ser. B	3,384
200,000	iStar Financial, Ser. E	3,510	È
200,000	iStar Financial, Ser. G	3,240
600,000	iStar Financial, Ser. I	9,492
580,000	Lexington Corp. Properties Trust, Ser. B	12,186
		31,812
Financial Services (0.4%)
285,200	Newcastle Investment, Ser. D	3,707

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Health Care (5.1%)
685,000	Health Care REIT, Ser. D	$16,796
476,000	LTC Properties, Ser. F	11,610
600,000	OMEGA Healthcare Investors, Ser. D	14,940
		43,346
Hotels, Restaurants & Leisure (0.3%)
260,800	Eagle Hospitality	2,127
Lodging (5.8%)
170,000	Ashford Hospitality Trust, Ser. D	3,091
327,700	Felcor Lodging Trust, Ser. C	6,796
162,800	Hersha Hospitality Trust, Ser. A	3,559
81,700	Hospitality Properties Trust, Ser. B	1,937
74,000	Host Hotels & Resorts, Ser. E	1,872
680,000	Innkeepers USA Trust, Ser. C	8,840
140,000	LaSalle Hotel Properties, Ser. D	2,944
246,000	LaSalle Hotel Properties, Ser. E	5,196
90,000	Strategic Hotels & Resorts, Ser. A	2,250	ñ
119,000	Strategic Hotels & Resorts, Ser. B	2,260
411,500	Strategic Hotels & Resorts, Ser. C	7,818
135,000	Sunstone Hotel Investors, Ser. A	2,731
		49,294
Manufactured Homes (1.6%)
80,000	American Land Lease, Ser. A	1,657
600,000	Hilltop Holdings, Ser. A	12,144
		13,801
Office (4.8%)
100,000	Brandywine Realty Trust, Ser. C	2,142
80,000	Brandywine Realty Trust, Ser. D	1,692
90,000	Corporate Office Properties Trust, Ser. H	2,129
6,000	Highwoods Properties, Ser. A	6,641
29,167	HRPT Properties Trust, Ser. B	730
830,000	Maguire Properties, Ser. A	11,205
480,000	Parkway Properties, Ser. D	11,928	È
100,000	SL Green Realty, Ser. C	2,327
73,200	SL Green Realty, Ser. D	1,758
		40,552
Office—Industrial (0.8%)
140,000	Digital Realty Trust, Ser. A	3,325
122,200	Digital Realty Trust, Ser. B	2,572
32,000	PS Business Parks, Ser. K	773	È
		6,670

See Notes to Schedule of Investments

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Regional Malls (2.4%)
98,000	Glimcher Realty Trust, Ser. F	$1,895
533,500	Glimcher Realty Trust, Ser. G	9,400
151,300	Taubman Centers, Ser. G	3,631
241,600	Taubman Centers, Ser. H	5,654	È
		20,580
	Total Preferred Stocks (Cost $332,009)	269,804
Short-Term Investments (28.9%)
9,676,945	Neuberger Berman Prime Money Fund Trust Class	9,677	#@ØØ
237,556,063	Neuberger Berman Securities Lending Quality Fund, LLC	235,180	‡
	Total Short-Term Investments (Cost $247,115)	244,857
	Total Investments (184.3%) (Cost $1,493,471)	1,562,324##
	Liabilities, less cash, receivables and other assets [(28.5%)]	(241,478)
	Liquidation Value of Auction Market Preferred Shares [(55.8%)]	(473,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$847,846

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  Investments in equity securities by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At April 30, 2008, the cost of investments for U.S. federal income tax purposes was $1,490,826,000. Gross unrealized appreciation of investments was $272,115,000 and gross unrealized depreciation of investments was $200,617,000, resulting in net unrealized appreciation of $71,498,000 based on cost for U.S. federal income tax purposes.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2008, these securities amounted to approximately $2,250,000 or 0.3% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and/or security lending.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman
(000's omitted except per share amounts)

REAL ESTATE SECURITIES INCOME FUND
April 30, 2008
Assets
Investments in securities, at market value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$1,317,467
Affiliated issuers	244,857
1,562,324
Dividends and interest receivable	4,397
Receivable for securities sold	312
Receivable for securities lending income (Note A)	683
Prepaid expenses and other assets	10
Total Assets	1,567,726
Liabilities
Payable for collateral on securities loaned (Note A)	237,807
Distributions payable—preferred shares	264
Distributions payable—common shares	1,441
Interest rate swaps, at market value (Note A)	5,839
Payable to investment manager—net (Notes A & B)	377
Payable to administrator (Note B)	270
Payable for securities lending fees (Note A)	534
Accrued expenses and other payables	348
Total Liabilities	246,880
Auction Market Preferred Shares Series A, B, C, D, E, F, G & H at liquidation value
21,120 shares authorized; 18,920 shares issued and outstanding $.0001 par value; $25,000 liquidation value per share (Note A)	473,000
Net Assets applicable to Common Shareholders at value	$847,846
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$824,720
Distributions in excess of net investment income	(66,841)
Accumulated net realized gains (losses) on investments	26,786
Net unrealized appreciation (depreciation) in value of investments	63,181
Net Assets applicable to Common Shareholders at value	$847,846
Common Shares Outstanding ($.0001 par value, 999,978,880 shares authorized)	71,884
Net Asset Value Per Common Share Outstanding	$11.79
†Securities on loan, at market value	$232,729
*Cost of Investments:
Unaffiliated issuers	$1,246,356
Affiliated issuers	247,115
Total cost of investments	$1,493,471

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman (000's omitted)

REAL ESTATE SECURITIES INCOME FUND
For the Six Months Ended April 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$30,380
Income from investments in affiliated issuers (Note E)	139
Income from securities loaned—net (Note E)	(46)
Total income	$30,473
Expenses:
Investment management fees (Note B)	2,518
Administration fees (Note B)	1,049
Stock transfer agent fees	12
Auction agent fees (Note B)	393
Audit fees	24
Basic maintenance expense (Note B)	12
Custodian fees (Note B)	111
Insurance expense	14
Legal fees	88
Shareholder reports	180
Stock exchange listing fees	4
Directors' fees and expenses	15
Merger fees	200
Miscellaneous	35
Total expenses	4,655
Investment management fees waived (Notes A & B)	(1,052)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(40)
Total net expenses	3,563
Net investment income (loss)	$26,910
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(10,848)
Sales of investment securities of affiliated issuers	(369)
Interest rate swap contracts	672
Net increase from payments by affiliates—securities loaned (Note A)	110
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,482
Affiliated investment securities	(2,257)
Interest rate swap contracts	(7,401)
Net gain (loss) on investments	(18,611)
Distributions to Preferred Shareholders	(7,195)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$1,104

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	REAL ESTATE SECURITIES INCOME FUND
	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$26,910	$35,982
Net realized gain (loss) on investments	(10,545)	74,936
Net increase from payments by affiliates—securities loaned	110	—
Change in net unrealized appreciation (depreciation) of investments	(8,176)	(189,122)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(7,195)	(5,637)
Net realized gain on investments	—	(7,438)
Total distributions to preferred shareholders	(7,195)	(13,075)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	1,104	(91,279)
Distributions to Common Shareholders From (Note A):
Net investment income	(85,563)	(33,254)
Net realized gain on investments	—	(43,876)
Total distributions to common shareholders	(85,563)	(77,130)
From Capital Share Transactions (Note D):
Proceeds from shares issued in connection with the acquisition of Neuberger Berman Realty Income Fund Inc. (Note G)	393,484	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	309,025	(168,409)
Net Assets Applicable to Common Shareholders:
Beginning of period	538,821	707,230
End of period	$847,846	$538,821
Distributions in excess of net investment income at end of period	$(66,841)	$(993)

See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of April 30, 2008 and the open tax years as of October 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on October 31, 2007, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps and the character of distributions paid were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$40,405,820	$32,322,108	$49,799,332	$28,295,937	$—	$—	$90,205,152	$60,618,045

  As of October 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$37,220,624	$39,936,111	$—	$77,156,735

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of income recognized on interest rate swaps.

5  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2008 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

  The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2007, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2008, the Fund estimated these amounts for the period January 1, 2008 to April 30, 2008 within the financial statements since 2008 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2007, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

  The Fund declared two monthly distributions to common shareholders in the amount of $0.15308 per share per month, payable after the close of the reporting period, on May 30, 2008 and June 30, 2008, to shareholders of record on May 15, 2008 and June 16, 2008, respectively, with ex-dates of May 13, 2008 and June 12, 2008, respectively.

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7  Redeemable preferred shares: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. On March 7, 2008, Neuberger Berman Realty Income Fund Inc. merged with and into the Fund. In connection with the reorganization, the Fund renamed is Series B AMPS, Series C AMPS and Series D AMPS as Series C AMPS, Series G AMPS and Series H AMPS, respectively. In addition, the Fund re-classified 9,120 unissued shares of capital stock as Series B AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and issued 2,280 Series B AMPS, 2,280 Series D AMPS, 2,280 Series E AMPS, and 2,280 Series F AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

  Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders and, as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. Earlier this year, most broker-dealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

  Beginning in February 2008, the auctions for the Fund's AMPS have consistently failed. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Fund nor have they affected the credit quality of the AMPS, which all continue to be rated AAA/Aaa. The Fund has paid, and continues to pay, distributions on its AMPS that are set at the maximum rate, which is the greater of 125% of the base rate or 125 basis points plus the base rate (the base rate is the LIBOR Rate for the period most closely approximating the applicable AMPS series' dividend period) as a result of the failed auctions.

  If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Fund's returns for common shareholders could be adversely affected. The Fund continues to monitor the developments in the AMPS market and consider the interests of the common and preferred shareholders when evaluating any potential solutions.

  Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G and Series H AMPS. Distribution rates are reset every 7 days for Series A, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G and Series H AMPS based on the results of an auction, except during special rate periods. For the six months ended April 30, 2008, distribution rates ranged from 3.85% to 5.85% for Series A, 3.69% to 6.26% for Series B, 3.94% to 6.00% for Series C, 3.94% to 6.25% for Series D, 4.01% to 6.40% for Series E, 4.00% to 6.30% for Series F, 3.95% to 5.68% for Series G, and 3.86% to 6.09% for Series H AMPS. The Fund declared distributions to preferred shareholders for the period May 1, 2008 to May 31, 2008 of ($194,222, $180,319, $193,400, $179,980, $179,162, $180,763, $209,131 and $202,574) for Series A, Series B, Series C, Series D, Series E, Series F, Series G, and Series H AMPS, respectively.

  The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2008, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	2.703	%(1)	$(165,353)	$(5,379,278)	$(5,544,631)
Citibank, N.A.	82,000,000	June 26, 2008	2.580%	2.886	%(2)	2,093	53,018	55,111
Merrill Lynch	85,000,000	February 23, 2009	3.387%	2.897	%(3)	(9,246)	(340,082)	(349,328)
						$(172,506)	$(5,666,342)	$(5,838,848)

(1)  30 day LIBOR (London Interbank Offered Rate) at March 31, 2008.

(2)  30 day LIBOR (London Interbank Offered Rate) at April 24, 2008.

(3)  30 day LIBOR (London Interbank Offered Rate) at April 21, 2008.

9  Security lending: A third party, eSecLending assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  eSecLending currently serves as exclusive lending agent for the Fund. In addition, for part of the fiscal period, Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, served as exclusive lending agent for the Fund. The Fund selected Neuberger through a bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2008, the Fund received net income under the securities lending arrangement of approximately $63,673, which consists of the amount stated in the Statement of Operations under the caption "Income from securities loaned—net" and an estimated capital contribution from Management of $110,000 made to the Fund in connection with the securities lending program which is reflected in the Statement of Operations under the caption "Net increase from payments by affiliates—securities loaned." The capital contribution reflects an agreement by Management to reimburse the Fund for certain losses related to the securities lending program, determined over the course of the entire fiscal year. The exact amount will not be known until the Fund's fiscal year is completed. If the capital contribution was made as of April 30, 2008, it would amount to $110,000. The capital contribution may be reduced or eliminated by offsetting gains incurred during the remainder of the fiscal year. For the six months ended April 30, 2008, "Income from securities loaned—net" consisted of approximately $2,585,700 in income earned on cash collateral and guaranteed amounts (including approximately $2,433,386 of interest income earned from the Quality Fund and $14,073 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $2,632,027 (including approximately $132,905 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2008, management fees waived under this Arrangement amounted to $2,856 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2008, income earned under this Arrangement amounted to $138,630 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

  Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2008	0.25
2009	0.19
2010	0.13
2011	0.07

  Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

  For the six months ended April 30, 2008, such waived fees amounted to $1,049,243.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $36,956.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2008, the impact of this arrangement was a reduction of expenses of $3,537.

  In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

  During the six months ended April 30, 2008, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $56,896,193 and $104,127,721, respectively.

  During the six months ended April 30, 2008, brokerage commissions on securities transactions amounted to $358,378, of which Neuberger received $34, Lehman Brothers Inc. received $40,483, and other brokers received $317,861.

Note D—Capital:

  At April 30, 2008, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
71,883,782	16,817

  During the six months ended April 30, 2008, there were 38,567,343 shares issued in connection with the reorganization of Neuberger Berman Realty Income Fund Inc. into the Fund (see Note G). There were no transactions in common shares for the year ended October 31, 2007.

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2008	Value April 30, 2008	Income From Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	15,059,600	70,971,695	76,354,350	9,676,945	$9,676,945	$138,630
Neuberger Berman Securities Lending Quality Fund, LLC**	213,142,501	1,025,941,456	1,001,527,894	237,556,063	235,180,502	2,433,386
Total					$244,857,447	$2,572,016

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncements:

  In September 2006, Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

  In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note G—Reorganization:

  On March 7, 2008, Neuberger Berman Realty Income Fund Inc. ("NRI") merged with and into Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO") pursuant to an Agreement and Plan of Reorganization approved by each of NRO's and NRI's shareholders. The merger was accomplished by a tax-free exchange of the assets of NRI, which aggregated $621,483,892 (including $31,340,224 of unrealized appreciation), for 38,567,343 NRO common shares (valued at $393,483,892) and 9,120 NRO AMPS (valued at $228,000,000) and the assumption by NRO of the liabilities of NRI. The combined net assets of NRO immediately after the merger were $1,206,403,766.

  The merger was based on the relative net asset value of NRO and NRI. On March 7, 2008, the net asset value per common share for NRI was $14.3754 and for NRO was $10.2028. As a result, former NRI common shareholders received 1.409 NRO common shares for each NRI common share previously held. NRI common shareholders subsequently received cash in lieu of fractional shares not held in NRI's Distribution Reinvestment Plan. In addition, NRI preferred shareholders received an equivalent number of shares of new series of NRO AMPS.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,				One Day Period Ended October 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003^
Common Share Net Asset Value, Beginning of Period	$16.17		$21.23	$16.95	$15.78	$14.29	$14.32
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss) ¢	.61		1.08	.82	.59	.79	(.00)
Net Gains or Losses on Securities (both realized and unrealized)	(2.62)		(3.43)	5.28	2.00	1.96	—
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.16)		(.17)	(.19)	(.12)	(.05)	—
Net Capital Gains¢	—		(.22)	(.16)	(.08)	(.01)	—
Tax Return of Capital¢	—		—	—	(.02)	(.02)	—
Total Distributions to Preferred Shareholders	(.16)		(.39)	(.35)	(.22)	(.08)	—
Total From Investment Operations Applicable to Common Shareholders	(2.17)		(2.74)	5.75	2.37	2.67	(.00)
Less Distributions to Common Shareholders From:
Net Investment Income	(2.21)		(1.00)	(.79)	(.66)	(.69)	—
Net Capital Gains	—		(1.32)	(.68)	(.45)	(.18)	—
Tax Return of Capital	—		—	—	(.09)	(.23)	—
Total Distributions to Common Shareholders	(2.21)		(2.32)	(1.47)	(1.20)	(1.10)	—
Less Capital Charges From:
Issuance of Common Shares	—		—	—	—	(.00)	(.03)
Issuance of Preferred Shares	—		—	—	—	(.08)	—
Total Capital Charges	—		—	—	—	(.08)	(.03)
Common Share Net Asset Value, End of Period	$11.79		$16.17	$21.23	$16.95	$15.78	$14.29
Common Share Market Value, End of Period	$11.35		$14.87	$18.16	$14.20	$14.42	$15.01
Total Return, Common Share Net Asset Value†	-12.06	%**	-13.17%	+37.59%	+16.61%	+19.30%	-0.24	%**
Total Return, Common Share Market Value†	-7.94	%**	-6.66%	+40.49%	+6.90%	+3.79%	+0.07	%**
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$847.8		$538.8	$707.2	$564.7	$525.7	$414.6
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$473.0		$245.0	$245.0	$245.0	$245.0	$—
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.36	%*	1.05%	1.04%	1.08%	1.02%	3.57	%*
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.34	%*‡‡	1.05%	1.04%	1.08%	1.01%	3.57	%*
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	10.14	%*	5.57%	4.46%	3.56%	5.41%	(2.65	)%*
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.71	%*	2.02%	1.88%	1.30%	.54%	—	%*
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	7.43	%*	3.55%	2.58%	2.26%	4.87%	—	%*
Portfolio Turnover Rate	7	%**¢¢	17%	11%	8%	50%	0	%**
Asset Coverage Per Preferred Share, End of Period@	$69,826		$80,030	$97,208	$82,650	$78,659	$—

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income Fund Inc. (Unaudited)

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee. For the six months ended April 30, 2008, Management reimbursed the Fund for losses incurred in connection with the securities lending program, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30,	Year Ended October 31,				One Day Period Ended October 31,
2008	2007	2006	2005	2004	2003
1.74%	1.39%	1.39%	1.44%	1.36%	3.82%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††  Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

¢¢  Portfolio turnover excludes purchases and sales of securities by NRI prior to the merger date (see Note G of Notes to Financial Statements).

‡‡  Includes merger-related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders would have been:

Six Months Ended April 30, 2008
1.27%

Distribution Reinvestment Plan

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Stock Transfer Agent

The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Report of Votes of Shareholders

A special meeting of shareholders of Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO") and Neuberger Berman Realty Income Fund Inc. ("NRI") was held on January 25, 2008 and adjourned to February 7, 2008. Shareholders voted on the following matter: To approve the Agreement and Plan of Reorganization providing for NRI to transfer its total assets for common shares and preferred shares of NRO, and for the assumption by NRO of NRI's liabilities and the dissolution of NRI under applicable state law.

Proposal — To approve the proposed reorganization between NRO and NRI pursuant to the Agreement and Plan of Reorganization.

Common and Preferred Shares

Votes For	17,421,566
Votes Against	995,206
Abstentions	316,318
Broker Non-Votes	—

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Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

10209 06/08

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer or principal accounting officer.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report.  There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed July 10, 2006).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley  Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated  by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: June 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: June 24, 2008

By:/s/ John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date: June 24, 2008